UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025 (November 3, 2025)

ADAPTI, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-53336	01-0884561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2278 Monitor St.,
Dallas, Texas	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 375-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2025 (“Effective Date”), Ballengee Group, LLC (“Borrower”), a Texas limited liability company and wholly-owned subsidiary of Adapti, Inc. (the “Company”), entered into a revolving loan agreement allowing Borrower to borrow up to $3,000,000 (“Loan Agreement”) from Texas Security Bank (“Lender”). As an inducement to enter into the Loan Agreement, Lender required the (i) personal guarantee of James Ballengee and/or his affiliated entities (collectively “Ballengee”), the former owner and manager of the Borrower, and (ii) cross-collateralization of assets owned by Borrower to further secure certain loans in the amount of $2,000,000 made by Lender to 2278 Monitor, LLC, an entity owned by Ballengee (“Monitor Loan”). In connection with the loan to Borrower, Borrower entered into the following agreements: (i) the Loan Agreement, (ii) a promissory note, (iii) a pledge and security agreement, (iv) a cross-default cross collateralization agreement, (v) an assignment of receivables (“Assignment Agreement”), and (vi) a notice of final agreement (“Notice Agreement”) (collectively, the “Borrower Loan Documents”). The Company is not a party to or a guarantor of any of the Borrower Loan Documents or the Monitor Loan.

Loan Agreement

Pursuant to the terms of the Loan Agreement, Borrower may draw down up to the maximum amount of Three Million Dollars ($3,000,000) (the “Revolving Loan”), subject to the satisfaction of certain conditions. All amounts outstanding under the Revolving Loan are due and payable on February 28, 2027, or such earlier date as contained in the Loan Agreement. The outstanding loan amounts under the Revolving Loan may not exceed the lesser of (i) $3,000,000 or (ii) 80% the amounts to be received by Borrower pursuant to certain guaranteed contracts (such amount, referred to hereinafter as the “Borrowing Base”). The proceeds from the Revolving Loan are to be used for Borrower’s general working capital purposes. The Revolving Loan is subject to standard conditions and negative covenants as well as acceleration of all outstanding loan amounts due under the Revolving Loan upon the occurrence of an “Event of Default”, as further described in the Loan Agreement.

Promissory Note

To evidence the amounts advanced by Lender under the Revolving Loan, Borrower entered into a promissory note (the “Note”). The Note accrues interest at a rate equal to the lesser of (i) the Prime Rate plus 0.50% or (ii) the maximum rate allowed under Texas law and has a maturity date of February 28, 2027 (“Maturity Date”). Upon an “Event of Default”, as defined in the Loan Agreement and Note, in addition to Lender’s right to accelerate all outstanding amounts due under the Note, the Note will accrue interest at the then current interest rate of the Note plus five percent (5.00%), provided that such rate cannot exceed the maximum rate allowed under Texas law.

All accrued but unpaid interest is due and payable in monthly installments beginning on December 1, 2025 and continuing on the first day of each calendar month until the Maturity Date. All principal under the Note is due and payable at the Maturity Date or upon earlier maturity, whether by acceleration or otherwise. Additionally, in the event the principal balance of the Note exceeds the lesser of (i) $3,000,000 or (ii) the Borrowing Base, Borrower must immediately pay such in excess thereof. Borrower is also required to repay in full the outstanding principal balance of the Note, along with all accrued but unpaid interest, annually between July 31 and December 31 of each year and maintain a balance of zero ($0.00) for a period of at least thirty (30) consecutive calendar days during such period.

Security Agreement

As security for the Revolving Loan, Borrower and Lender entered into a pledge and security agreement (“Security Agreement”), providing Lender with a first priority interest in substantially all of the Borrower’s assets, including but not limited to, all accounts, property, intangibles, inventory, claims, current and future receivables, and intellectual property.

Cross-Default Cross Collateralization Agreement

On or about the Effective Date, 2278 Monitor, LLC (“Monitor”) entered into the Monitor Loan agreements with the Lender to borrow up to $2,000,000. The Monitor Loan is secured by the real property located at 2278 Monitor Street, Dallas Texas 75207 (the “Property”). Borrower currently is a party to a lease with Monitor whereby Borrower leases the Property as its corporate offices.

In connection with the Revolving Loan, on the Effective Date, Borrower, Lender, and Monitor entered into a cross-default cross collateralization agreement (“Cross Default Agreement”). Pursuant to the Cross Default Agreement, any default in the Loan Agreement or Monitor Loan agreements will be deemed a default of both agreements and Lender will be entitled to the remedies contained in either agreement as well as the Security Agreement.

Guarantees

In connection with the Revolving Loan, Ballengee and Mary Helen Ballengee Trust guaranteed the payment of the Revolving Loan.

In connection with the Monitor Loan, the Borrower guaranteed the payment of the Monitor Loan.

Ancillary Agreements

In connection with the Revolving Loan, the Borrower entered into (i) an Assignment Agreement agreeing to assign receivables under certain contracts and (ii) a Notice Agreement confirming the obligations of Borrower.

The foregoing summaries of each of the (i) Loan Agreement, (ii) Note, (iii) Security Agreement, (iv) Cross Default Agreement, (v) Assignment Agreement, (vi) Notice Agreement, (vii) the Guarantee of James Ballengee, (viii) the Guarantee of Mary Helen Ballengee Trust, and (ix) the Guarantee of Borrower for the Monitor Loan, each are qualified in their entirety by reference to the full text of each such document, a copy of the form of which is attached hereto as Exhibits 10.01, 4.01, 10.02, 10.03, 10.04, 10.05, 10.06, 10.07, and 10.08, respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
4.01	Form of Promissory Note
10.01	Form of Revolving Loan Agreement
10.02	Form of Security Agreement
10.03	Form of Cross-Default Cross Collateralization Agreement
10.04	Form of Assignment Agreement
10.05	Form of Notice of Final Agreement
10.06	Form of Guarantee of James Ballengee for Revolving Loan
10.07	Form of Guarantee of Mary Helen Ballengee Trust for Revolving Loan
10.08	Form of Guarantee of Borrower for Monitor Loan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2025	Adapti, Inc.

	By:	/s/ Adam Nicosia
Adam Nicosia
Chief Executive Officer